                                                                    Exhibit 10.3
                                                                    ------------

              EVALUATION, RESEARCH AND COMMERCIALIZATION AGREEMENT

     THIS EVALUATION, RESEARCH AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of January 11, 1999 (the "Effective Date"), is entered by and between GenPharm International, Inc., a wholly owned subsidiary of Medarex, Inc., a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 (together "Medarex"), and Immunex Corporation, a Washington corporation, with a principal place of business at 51 University St., Seattle, Washington 98101 ("Immunex").

                                   BACKGROUND

     A. Medarex is the sole and exclusive owner of certain transgenic Mice (as defined below) useful for the preparation of fully human monoclonal antibodies;

     B. Immunex desires to use the Mice to evaluate their utility for the development of fully human monoclonal antibodies against specific antigens and Medarex is willing to provide Mice to Immunex for such evaluation, on the terms and conditions herein;

     C. Immunex wishes to acquire from Medarex an option to acquire non-exclusive research and/or exclusive commercial licenses under the Medarex Technology (as defined below) for the use of the Mice to prepare and use monoclonal antibodies against Immunex Targets (as defined below), and subject to the availability of such license rights with regard to particular antigens, Medarex is willing to grant such licenses, on the terms and conditions herein.

     NOW, THEREFORE, Medarex and Immunex agree as follows:

1.   DEFINITIONS

     1.1  "Affiliate" shall mean any corporation or other entity which is
           ---------
directly or indirectly controlling, controlled by or under the common control with Immunex or Medarex. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

     1.2  "Antibody" shall mean a human monoclonal antibody with binding
           --------
affinity for an Antigen, obtained by Immunex or a Sublicensee through the use of nucleic acid or cells derived from one or more of the Mice.

     1.3  "Antigen" shall mean, as further specified in Article 3.1.1 hereof,
           -------
any protein or carbohydrate and/or any fragment, peptide and/or epitope thereof, used by Immunex to immunize Mice in connection with the Evaluation.

     1.4  "Approval" shall mean all approvals, licenses, registrations and
           --------
authorizations of all governmental agencies in a country necessary for the manufacture, use or sale of a Product in the applicable country.

     1.5  "Biological License Application" or "BLA" shall mean Biological
           ------------------------------      ---
License Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding or equivalent foreign application, registration or certification.

     1.6  "Calendar Quarter" shall mean each three-month period commencing
           ----------------
January 1, April 1, July 1 and October 1 of each year during the term of this Agreement.

     1.7  "Calendar Year" shall mean each twelve-month period commencing January
           -------------
I during the term of this Agreement.

     1.8  "Confidential Information" shall mean, subject to the provisions of
           ------------------------
Article 9 hereof, (i) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as "Confidential" at the time it is delivered to the receiving party, or (ii) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

     1.9  "Control" or "Controlled" shall mean possession of the ability to
           -------      ----------
grant the licenses provided for herein, without violating the terms of any agreement or other arrangement with any third party.

     1.10 "Evaluation" shall mean the immunization of Mice conducted by Immunex
           ----------
during the Evaluation Period in connection with its assessment of the usefulness of the Mice to produce Antibodies.

     1.11 "Evaluation Period" shall mean the period commencing on the Effective
           -----------------
Date and continuing until the earlier of (i) [*****] of the Effective Date, or if extended pursuant to Section 2. 10, each subsequent anniversary of the Effective Date up to [*****] of the Effective Date, or (ii) the termination of the Agreement.

     1.12 [*****]

     1.13 "Immunex Patent Rights" shall mean the Immunex Antibody Patent Rights,
           ---------------------
Immunex Target Patent Rights, and/or [*****].

          1.13.1 "Immunex Antibody Patent Rights" shall mean any and all patent
                  ------------------------------
and patent applications owned or Controlled by Immunex that claim any Antibody with binding specificity for an Immunex Target.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          1.13.2 "Immunex Target Patent Rights" shall mean any and all patent
                  ----------------------------
and patent applications owned or Controlled by Immunex that claim one or more Immunex Targets.

          1.13.3 [*****]

     1.14 "Immunex Target" shall mean an Antigen selected by Immunex for
           --------------
immunization of Medarex's HuMAb mice to generate human antibodies directed against an Antigen, in each case, which Medarex has informed Immunex is available for licensing pursuant to Section 3.1.2.

     1.15 "IND" shall mean an Investigational New Drug application, as defined
           ---
in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding or equivalent foreign application, registration or certification.

     1.16 "Medarex Technology" shall mean the Patent Rights and Know How.
           ------------------

          1.16.1  "Know How" shall mean the Confidential Information and Mice
                   --------
owned or Controlled by Medarex as of the Effective Date and during the Evaluation Period and transferred to Immunex by Medarex necessary for the exercise of the Patent Rights, including, technical data, protocols and methods. For the avoidance of doubt, the Know How does not include any Patent Rights.

          1.16.2  "Patent Rights" shall mean all United States and foreign
                   -------------
patents (including all reissues, extensions, substitutions, re-examinations, supplementary protection certificates and the like, and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex and during the Evaluation Period, in each case, which claims an invention which is necessary for the use of the Mice to prepare the Antibodies or to develop, produce, make, have made, import, have imported, use, offer for sale and sell the Antibodies.

     1.17 "Mice" shall mean immunizable transgenic mice containing unrearranged
           ----
human immunoglobulin genes.

     1.18 "Mice Materials" shall mean any parts or derivatives of the Mice,
           --------------
including without limitation, cells, hybridomas, Antibodies, genes, DNA sequences or other biological materials derived directly or indirectly from the Mice.

     1.19 "MRC Agreement" shall mean that certain License Agreement entered by
           -------------
the Medical Research Council, Institute of Animal Physiology and Genetics Research of Babraham Hall and Marianne Bruggemann and GenPharm International, Inc., effective October 1, 1993.

     1.20 "Net Sales" shall mean [*****].
           ---------

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.21 "Phase I" shall mean, with respect to a Product, the period of product
           -------
development commencing with enrollment of the first patient in a clinical trial of such Product and ending upon commencement of Phase II (as defined herein), where the clinical trial is sponsored by a Party or its Affiliates or Sublicensees.

     1.22 "Phase II" shall mean, with respect to a Product, the period of
           --------
product development commencing with enrollment of the first patient in a clinical trial designed to assess safety and efficacy of such Product, that is not a Phase III (as defined herein) trial, and ending upon commencement of Phase III, where the clinical trial is sponsored by a Party or its Affiliates or Sublicensees.

     1.23 "Phase III" shall mean, with respect to a Product, the period of
           ---------
product development commencing with enrollment of the first patient in a placebo-controlled or otherwise appropriately controlled clinical trial that is sized to demonstrate product efficacy, pivotal clinical trial, or other clinical trial intended to demonstrate efficacy for registration of such Product, and ending upon filing of a regulatory filing seeking approval to market such Product, where the clinical trial is sponsored by a Party or its Affiliates or Sublicensees.

     1.24 "Product" shall mean any composition or formulation comprising one or
           -------
more Antibodies, or a portion thereof, for the diagnosis, prophylaxis or treatment of human disease.

     1.25 "Research License Term" shall mean the period commencing on the date
           ---------------------
that Immunex gives notice to Medarex under Section 3.13 herein that Immunex exercises its option to obtain a research license for the applicable Immunex Target, and shall continue in effect, on an Immunex Target-by-Immunex Target basis until the earlier of (i) [*****] after commencement, or if extended pursuant to Section 2. 10, for [*****] thereafter up to a maximum of [*****] after commencement, or (ii) the termination of the Agreement.

     1.26 "Sublicensee" shall mean a third party to whom Immunex has granted a
           -----------
license or sublicense, as the case may be, to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory. As used in this Agreement, "Sublicensee" shall also include a third party to whom Immunex has granted the right to distribute a Product.

     1.27 "Territory" shall mean all countries of the world.
           ---------

2.   EVALUATION

     2.1  Evaluation. Medarex will provide Mice to Immunex for use during the
          ----------
Evaluation Period to allow Immunex to immunize the Mice for the purpose of determining whether Immunex wishes to obtain a research license and/or commercial license with respect to one or more specific Antigens as provided in Sections 4.1 or 4.2. Immunex agrees that during the Evaluation Period the Mice will be used solely for the purpose of conducting the Evaluation and for no other purpose.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     2.2  Provision of Mice. Each year during the Evaluation Period, Medarex
          -----------------
shall provide Immunex, upon Immunex's request, with Mice as reasonably requested by Immunex to perform the immunizations against Immunex Targets; provided, Medarex shall not be obligated to provide more than [*****] Mice in any Calendar Quarter during the Evaluation Period. If any Mice delivered by Medarex die of natural causes before commencement of the relevant immunization protocol or for any reason during the immunization protocol, they shall be replaced without cost by Medarex, provided that their death was not due to Immunex's misfeasance or negligence, or the mice were rendered unusable by a failure by Immunex to commence immunization of the Mice within [*****].

     2.3  Immunization. Immunex has the option to perform the immunizations,
          ------------
derive hybridomas and characterize the Antibodies. Immunex may request that Medarex perform the immunizations and characterizations of the Antibodies, with Immunex supplying all assays, for a fee of [*****] per Immunex Target.

     2.4  Reasonable Efforts. In the event that Immunex requests Medarex to
          ------------------
perform immunizations Pursuant to Section 2.3, Medarex shall use reasonable efforts to conduct requested immunizations and characterizations of the Antibodies in a professional manner and agrees to commit the personnel, facilities and other resources necessary to perform the immunizations; provided, however, Medarex does not warrant that the evaluations shall result in the preparation of any Antibody suitable for development as a Product.

     2.5  Evaluation Support. To allow Immunex to obtain a pool of high-affinity
          ------------------
Antibodies against [*****] Immunex Targets for a period of [*****] years, Immunex shall pay to Medarex a technology access fee of [*****] per year. The first payment shall be due on the Effective Date, and subsequent payments shall be due on each annual anniversary thereof during the Evaluation Period, including any extension thereof pursuant to Section 2.10.

     2.6  Ownership.
          ---------

          2.6.1  Mice. Title to the Mice and, subject to the options and
                 ----
licenses granted in Articles 3 and 4, the Mice Materials, shall at all times remain with Medarex.

          2.6.2  Property.
                 --------

          (a)    [*****]

          (b)    [*****]

     2.7  Limited Use. Immunex shall only grant access to the Mice to those of
          -----------
its employees who require such access for the performance of this Agreement; [*****]. Immunex shall not breed Mice, use them for any purpose other than the conduct of the Evaluation, or transfer them to any other person or entity or to any place other than Immunex facilities. Immunex shall not make any

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

effort, directly or indirectly, to clone or otherwise reproduce the Mice by any means, sexual or asexual. In no event shall Immunex transfer the Mice to any person or entity without the prior written approval of Medarex.

     2.8  Care in Use of Mice. It is understood and agreed that the Mice are
          -------------------
experimental in nature and may have unknown characteristics and Immunex therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of the Mice, and to maintain the Mice under suitable containment conditions in compliance with all applicable national, state and local laws, regulations, rules and ordinances.

     2.9  Records. Immunex will prepare and maintain complete and accurate
          -------
written records of all uses made of the Mice and the Mice Materials, and copies of such records will be furnished to Medarex, upon Medarex's request, to the extent such records are reasonably required under this Agreement; provided, however, that Medarex shall maintain such records and the information contained therein in strict confidence in accordance with Article 9 hereof, and shall not use such records or information except to the extent permitted by this Agreement.

     2.10 Extension Period.  [*****]  During any extension period of the
          ----------------
Evaluation, the terms of this Agreement relating to the Evaluation and Immunex's options to obtain research and commercial licenses shall remain in effect, subject to the terms of this Agreement.

3.   OPTIONS

     3.1  Antigen Availability.
          --------------------

          3.1.1  Antigen Identification. At any time during (i) the Evaluation
                 ----------------------
Period, or (ii) the term of the applicable research license for a particular Antigen, Immunex may notify Medarex that it wishes to acquire a non-exclusive research and/or exclusive commercial license to use Mice to prepare Antibodies with respect to a particular Antigen identified by Immunex. Each Antigen shall be a specific molecular target or biochemical entity, in the case of defined proteins or polypeptides (including glyco- or lipo-proteins or carbohydrates), and the parties shall agree on a written description of such Antigen.

          3.1.2  Notice of Availability.  [*****]
                 ----------------------

          3.1.3  License Fee.  [*****]
                 -----------

          3.1.4  Unavailability. In the event that Medarex notifies Immunex that
                 --------------
rights are not available with regard to a particular Antigen and provides Immunex with the necessary written evidence therefor, Immunex shall have no further license or other rights with regard to such Antigen unless otherwise agreed in writing by the parties.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     3.2  Option for Research Licenses.  [*****]
          ----------------------------

     3.3  Option for Commercial Licenses.  [*****]
          ------------------------------

     3.4  Acknowledgment. It is understood that, subject to Section 3.1 above,
          --------------
Immunex may, at its discretion, elect for each Antigen (i) to initially enter into an non-exclusive research license prior to entering into an exclusive commercial license, or (ii) to enter into a commercial license without previously entering a research license with respect to such Antigen.

4.   LICENSES

     4.1  Research Licenses.
          -----------------

          4.1.1  Grant. If Immunex elects to exercise its option to acquire a
                 -----
research license with respect to a particular Antigen pursuant to Section 3.2, subject to the terms and conditions of this Agreement, Medarex shall grant to Immunex a non-exclusive, non-transferable, royalty-free license, under the Medarex Technology to immunize the Mice to make Antibodies against such Antigen, and to further evaluate the Antibodies generated during the Evaluation Period.

          4.1.2  Research License Term.
                 ---------------------

          [*****]

          4.1.3  Termination of Rights.  [*****]
                 ---------------------

     4.2  Commercial License.
          ------------------

          4.2.1  Grant. If Immunex elects to exercise its option to acquire a
                 -----
commercial license with respect to a particular Immunex Target pursuant to
Section 3.3, subject to the terms and conditions of this Agreement, Medarex shall grant to Immunex the following licenses, on an Immunex Target-by-Immunex Target basis:

          (a) a worldwide, exclusive, non-transferable, royalty bearing license, with the right to grant a sublicense to its Affiliates, under the Medarex Technology to immunize the Mice to make Antibodies against such Immunex Target, and

          (b) a worldwide exclusive, royalty bearing license under the Medarex Technology, with the right to sublicense, to make, have made, import, have imported, use, offer for sale and sell Products containing Antibodies against such Immunex Target.

          4.2.2  Sublicenses. Except as expressly provided in Section 4.1.1 and
                 -----------
4.2.1(a), Immunex shall have no right to grant sublicenses to use the Mice, but may grant sublicenses under

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the Medarex Technology to the extent necessary to develop, make, have made, import, use, offer for sale and sell Products; provided, prior to the execution of any sublicense, Immunex shall provide Medarex with at least the following information with respect to each potential Sublicensee: (i) the identity of the Sublicensee; (ii) a description of the Product, and the rights being granted to the Sublicensee; and (iii) the territory in which the Product will be sold. Each sublicense granted by Immunex shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto, and Immunex shall remain responsible to Medarex for the compliance of each such Sublicensee with the financial and other obligations due under this Agreement.

     4.3  Retained Rights; No Further Rights. Only the licenses granted pursuant
          ----------------------------------
to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice itself or with third parties for any uses, other than those for which Immunex has been granted licenses under this Agreement.

     4.4  Use of Mice. Any use of the Mice by Immunex or its Sublicensees
          -----------
pursuant to a license granted pursuant to Section 4.1 or 4.2 shall be subject to the provisions of Sections 2.6, 2.7, 2.8, and 2.9.

     4.5  Patent Filings.  [*****]
          --------------

     4.6  Medarex Options.
          ---------------

          [*****]

     4.7  Termination of Rights.  Immunex may terminate the commercial license
          ---------------------
for any Immunex Target at any time with immediate effect by giving written notice to Medarex. Following the termination of the applicable commercial license Immunex shall have no further license rights under the Medarex Technology with respect to the Immunex Target and Antibodies against such Immunex Target subject to such commercial license.

     4.8  Technical Assistance.  In connection with any research or commercial
          --------------------
license granted Immunex hereunder, Medarex shall, at Immunex's request, provide reasonable agreed assistance to enable Immunex to practice the licenses granted herein.

5.   CONSIDERATION

     5.1  Technology Access Fee. During the Evaluation Period, Immunex shall pay
          ---------------------
to Medarex a technology access fee of [*****] per year. The first payment shall be due within ten (10) days following the Effective Date, and subsequent payments

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

shall be due on the yearly anniversary thereof during the Evaluation Period, including any extension thereof pursuant to Section 2.10.

     5.2  Research License Fees.
          ---------------------

          5.2.1  Initial Fee.  [*****]
                 -----------

          5.2.2  Extension Fee.  [*****]
                 -------------

          5.2.3  [*****]

     5.3  Commercial License Fees.
          -----------------------

          5.3.1  Per Immunex Target.  [*****]
                 ------------------

          5.3.2  Credit for Research License Extension Fee.  [*****]
                 -----------------------------------------

     5.4  [*****]

     5.5  Milestone Payments.
          ------------------

          5.5.1  Milestones.  [*****]
                 ----------

          5.5.2  [*****]

          5.5.3  Multiple Products to the Same Immunex Target.  [*****]
                 --------------------------------------------

          5.5.4  Reports. Within ten (10) business days of the occurrence of any
                 -------
event which would trigger a milestone payment according to this Section 5.5, Immunex shall inform Medarex of such occurrence.

     5.6  Royalties.
          ---------

          5.6.1  Royalty on Net Sales.  [*****]
                 --------------------

          5.6.2  Royalty Term.  [*****]
                 ------------

          5.6.3  Third Party Royalties. Immunex shall be responsible for the
                 ---------------------
payment of any royalties, license fees and milestone and other payments due to third parties under license agreements for intellectual property required to make, have made, use, sell, offer for sale and import Products using the licensed Medarex Technology. However, Medarex shall be responsible for the

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

payment to the Medical Research Council ("MRC") of any royalties due the MRC pursuant to the License Agreement entered October 1, 1993 by the MRC and GenPharrn International, Inc.

          5.6.4  [*****]

6.   PAYMENTS

     6.1  Timing of Royalty Payments. All royalties due to Medarex shall be paid
          --------------------------
within [*****] after the last day of the Calendar Quarter in which they accrue.

     6.2  Payment Method. All amounts due Medarex hereunder shall be paid in
          --------------
U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex.

     6.3  Currency; Foreign Payments. If any currency conversion shall be
          --------------------------
required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank on the last business day of the Calendar Quarter to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, Immunex may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and Immunex shall have no further obligations under this Agreement with respect thereto.

     6.4  Taxes. All royalty amounts required to be paid to Medarex pursuant to
          -----
this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). At Medarex's request, Immunex shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex to obtain the benefit of any applicable tax treaty.

7.   REPORTS AND RECORDS

     7.1  Royalty Reports. Immunex shall deliver to Medarex within [*****] after
          ---------------
the last day of each Calendar Quarter in which Products are sold a report setting forth in reasonable detail the calculation of the royalties payable to Medarex for such Calendar Quarter identifying, by country and Product, the Products sold by Immunex and its Affiliates and Sublicensees, and the calculation of Net Sales and royalties due to Medarex.

     7.2  Inspection of Books and Records. Immunex and its Affiliates and
          -------------------------------
Sublicensees shall maintain accurate books and records, which enable the calculation of royalties payable hereunder to be verified. Immunex and its Affiliates and Sublicensees shall retain the books and records for each quarterly period for [*****] years after the submission of the corresponding report under Section 6.1 hereof. Upon [*****] days prior notice to Immunex, independent accountants selected

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

by Medarex and reasonably acceptable to Immunex, may have access to the books and records of Immunex and its Affiliates and Sublicensees during normal business hours to conduct a review or audit, solely, however, to the extent necessary for the purpose of verifying the accuracy of Immunex's payments and compliance with this Agreement. Any such inspection or audit shall be at Medarex's expense; however, in the event an inspection reveals underpayment of [*****] or more in any audit period, Immunex shall pay the costs of the inspection [*****].

8.   DILIGENCE

     8.1  Reasonable Efforts.  [*****]
          ------------------

          8.1.1  [*****]

          8.1.2 Notwithstanding the above, if within [*****] years after the Effective Date, Immunex has not filed [*****], Medarex may require Immunex, within [*****] of receipt of written notice from Medarex, to establish Immunex's, its Affiliates, or Sublicensees use of Commercially Reasonable Efforts in developing a Product. If within such [*****], Immunex fails to establish such Commercially Reasonable Efforts to develop a Product, in Medarex's reasonable opinion, then Immunex shall have until [*****]. If by [*****], Immunex has not submitted [*****], all rights granted to Immunex hereunder with respect to such Product (and corresponding Antibodies) shall revert to Medarex.

     8.2  Reports to Medarex. During the term of this Agreement, Immunex shall
          ------------------
keep Medarex informed of its development and commercialization activities subject to this Agreement, and on January 31 of each year shall provide Medarex with a written summary of such events and activities in the preceding year. When the registration package requesting Approval for commercial sale of any Product receives Approval in the U.S., Europe and Japan, Immunex will notify Medarex in writing within [*****] days thereof.

     8.3  Regulatory Filings.  [*****]
          ------------------

9.   CONFIDENTIALITY

     9.1  Confidential Information. Except as expressly provided herein, the
          ------------------------
parties agree that for five (5) years after the disclosure of any Confidential Information by one of the parties to the other hereto pursuant to this Agreement, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement such Confidential Information, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

          9.1.1 was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          9.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

          9.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

          9.1.4 was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

          9.1.5 was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

     9.2  Permitted Use and Disclosures. Each party hereto may use or disclose
          -----------------------------
information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

     9.3  Public Disclosure. Except as otherwise required by law, neither party
          -----------------
shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure. Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall have [*****] to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving party does not respond within such [*****] period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment.

     9.4  Confidential Terms. Except as expressly provided herein, each party
          ------------------
agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, disclosures may be made as required by securities or other applicable laws, or on a strict need to know basis to actual or prospective investors, or to a party's accountants, attorneys and other professional advisors.

10.  REPRESENTATIONS AND WARRANTIES


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     10.1  Medarex. Medarex represents and warrants that: (i) it is a
           -------
corporation duly organized validly existing and in good standing under the laws of the State of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex; (iii) it is the sole and exclusive owner of all right, title and interest in the Mice; (iv) it has the right to grant the rights and licenses granted herein; and (v) [*****].

     10.2  Immunex. Immunex represents and warrants that: (i) it is a company
           -------
duly organized validly existing and in good standing under the laws of the State of Washington; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Immunex.

     10.3  Disclaimer of Warranties. THE MICE ARE PROVIDED "AS IS", AND EXCEPT
           ------------------------
AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, MICE MATERIALS, ANTIBODIES, OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

     10.4  Disclaimer. Nothing in this Agreement is or shall be construed as:
           ----------

           10.4.1 A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

           10.4.2 [*****], a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

           10.4.3 An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

           10.4.4 Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Patent Rights.

     10.5  [*****]


11.  INTELLECTUAL PROPERTY

     11.1  [*****]

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     11.2  [*****]

     11.3  [*****]

     11.4  [*****]

     11.5  Infringement Claims. If the manufacture, importation, sale or use of
           -------------------
a Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or Immunex, such party shall promptly notify the other party hereto. The defendant shall keep each other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

12.  INDEMNIFICATION

     12.1  Medarex. Medarex shall indemnify, defend and hold harmless Immunex
           -------
and its directors, officers and employees (each a "Immunex Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against an Immunex Indemnitee arising from or occurring as a result of any breach of the representations and warranties set forth in
Section 10.1, except to the extent caused by the negligence or willful misconduct of Immunex.

     12.2  Immunex. Immunex shall indemnify, defend and hold harmless Medarex
           -------
and its directors, officers and employees (each a "Medarex Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against a Medarex Indemnitee, arising from or occurring as a result of (i) any breach of the representations and warranties set forth in
Section 10.2, (ii) the use of the Mice, conduct of the Evaluation, research or the practice by Immunex of any right granted herein, or (iii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of any Product by Immunex or its Affiliates or Sublicensees (including, without limitation, product liability claims), except in each case, to the extent caused by the negligence or willful misconduct of Medarex.

     12.3  Procedure. In the event that any Indemnitee intends to claim
           ---------
indemnification under this Article 12 it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 12. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

13.  TERM AND TERMINATION

     13.1  Term. The term of this Agreement shall commence on the Effective
           ----
Date. Unless earlier terminated as provided in this Article 13, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country. [*****]

     13.2  Termination for Cause. In the event one party has materially breached
           ---------------------
or defaulted in the performance of any of its obligations hereunder, and such breach or default has continued for sixty (60) days after written notice thereof was provided to the breaching or defaulting party by the non-breaching or non-defaulting party, the other party may terminate this Agreement. Any termination shall become effective at the end of such sixty (60) day period unless the breaching or defaulting party has cured any such breach or default prior to the expiration of the sixty (60) day period. Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent breach or default following notice thereof shall be ten (10) days and, unless payment is made within such period the termination shall become effective at the end of such period.

     13.3  Termination for Insolvency. If voluntary or involuntary proceedings
           --------------------------
by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

     13.4  Effect of Termination. For the avoidance of doubt, the following
           ---------------------
provisions of 13.4.1 through 13.4.5 apply to termination under Sections 13.2 and
13.3 above.

           13.4.1  Accrued Rights and Obligations. Termination of this Agreement
                   ------------------------------
for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of, or default under, this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

           13.4.2  Return of Confidential Information. Upon any termination of
                   ----------------------------------
this Agreement, Immunex and Medarex shall promptly return to the other party all Confidential Information of the

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

other; provided counsel of each party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with
Article 9.

           13.4.3  Stock on Hand. In the event this Agreement is terminated for
                   -------------
any reason, Immunex shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, subject to Articles 4, 5 and 6 until the first anniversary of the effective date of such termination.

           13.4.4  Return of Mice and Mice Materials. Upon any termination of
                   ---------------------------------
this Agreement, Immunex shall promptly return to Medarex, or destroy all cultures of the Mice, and any Mice Materials, including, without limitation, all Antibodies and other biological materials derived from Mice, and all cells capable of producing Antibodies, and in the event of such destruction an officer of Immunex shall provide Medarex with written certification thereof.

           13.4.5  Licenses. The license granted Immunex in this Agreement shall
                   --------
terminate upon any termination of this Agreement and in such event Immunex and its Sublicensees shall cease all development and commercialization of Products. Any license granted Medarex pursuant to Section 4.6 shall remain in effect following any termination of this Agreement.

           13.4.6  Survival. Sections 13.4 and 13.5, and Articles 6, 7, 9, 10,
                   --------
11, 12 and 14 of this Agreement shall survive termination of this Agreement for any reason, except that Article 12 shall survive only with respect to liabilities that arise from acts or circumstances that occurred prior to termination.

14.  MISCELLANEOUS

     14.1  Governing Law. This Agreement and any dispute, including without
           -------------
limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of New Jersey, without reference to conflicts of laws principles.

     14.2  Independent Contractors. The relationship of the parties hereto is
           -----------------------
that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

     14.3  Assignment. Immunex may not assign this Agreement to any third party
           ----------
without the written consent of Medarex, which consent shall not be unreasonably withheld; provided Immunex may assign this Agreement, without Medarex's consent
(a) to its Affiliates, and (b) to an entity that acquires all or substantially all of the business or assets of Immunex to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. Medarex may assign this Agreement.

     14.4  Binding Effect. This Agreement shall be binding upon and inure to the
           --------------
benefit of the parties and their successors and assigns.

     14.5  Notices. All notices, requests and other communications hereunder
           -------
shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

     If to Medarex: Medarex, Inc.
                    1545 Route 22 East
                    Annandale, New Jersey 08801
                    Attn: President

     If to Immunex: Immunex Corporation
                    51 University St.
                    Seattle, Washington 98101
                    Attn: General Counsel

     14.6  Force Majeure. Neither party shall lose any rights hereunder or be
           -------------
liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

     14.7  Injunctive Relief. Immunex, acknowledges that limitations and
           -----------------
restrictions on its possession and use of Mice and Mice Materials hereunder are necessary and reasonable to protect Medarex, and expressly agrees that monetary damages would be inadequate to compensate Medarex for any violation by Immunex or Immunex of any such limitations or restrictions. The parties agree that any such violation would cause irreparable injury to Medarex and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, Medarex shall be entitled to seek temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual-damages or the posting of any bond.

     14.8  Advice of Counsel. Medarex and Immunex have each consulted counsel of
           -----------------
their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

     14.9  Compliance with Laws. Each party shall furnish to the other party any
           --------------------
information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

     14.10 Further Assurances. At any time or from time to time on and after the
           ------------------
date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

     14.11 Export Controls. Immunex agrees that it will take all actions
           ---------------
necessary to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or reexport, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of Immunex based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect, Immunex agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

     14.12 Severability. In the event that any provisions of this Agreement are
           ------------
determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

     14.13 Waiver. It is agreed that no waiver by either party hereto of any
           ------
breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     14.14 Complete Agreement. This Agreement, with its Exhibits, constitutes
           ------------------
the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

     14.15 Use of Name. Neither party shall use the name or trademarks of the
           -----------
other party without the prior written consent of such other party.

     14.16 Headings. The captions to the several Sections and Articles hereof
           --------
are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

     14.17 Counterparts. This Agreement may be executed in two counterparts,
           ------------
each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, Medarex and Immunex have executed this Agreement by their respective duly authorized representatives.

MEDAREX, INC.                                      IMMUNEX CORPORATION
By: /s/ Lisa N. Drakeman                           By: /s/ Edward V. Fritzky
    --------------------------------------             -------------------------------------------

Print Name: Lisa N. Drakeman, Ph.D.                Print Name: Edward V. Fritzky
            ------------------------------                     -----------------------------------

Title: Senior Vice President                       Title: Chairman and Chief Executive Officer
       -----------------------------------                ----------------------------------------


GENPHARM INTERNATIONAL, INC.

By: /s/ Lisa N. Drakeman                           Reviewed by Law Dept
   ---------------------------------------

Print Name: Lisa N. Drakeman                       By: SLM
            ------------------------------

Title: Senior Vice President                       Date: 1/11/99
       -----------------------------------

                                   Exhibit A


                                    [*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.